================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                   ----------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 1999


                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
                          (Exact name of registrant as
                            specified in its charter)


        DELAWARE                    333-62911                  13-3291626
----------------------------      -------------           ----------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
       Incorporation)              File Number)           Identification Number)


                        --------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000


================================================================================

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 9, 1999, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-RM1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of nineteen classes identified as the "Class A1 Certificates," the "Class A2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 221 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $859,350,407, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

      The Class A1 Certificates have an initial Class Principal Balance of $183,000,000. The Class A2 Certificates have an initial Class Principal Balance of $429,287,000. The Class X Certificates have an initial Class Notional Amount of $859,350,407. The Class B Certificates have an initial Class Principal Balance of $42,967,000. The Class C Certificates have an initial Class Principal Balance of $45,116,000. The Class D Certificates have an initial Class Principal Balance of $12,890,000. The Class E Certificates have an initial Class Principal Balance of $34,374,000. The Class F Certificates have an initial Class Principal Balance of $17,187,000. The Class G Certificates have an initial Class Principal Balance of $10,742,000. The Class H Certificates have an initial Class Principal Balance of $23,632,000. The Class J Certificates have an initial Class Principal Balance of $8,594,000. The Class K Certificates have an initial Class Principal Balance of $12,890,000. The Class L Certificates have an initial Class Principal Balance of $6,445,000. The Class M Certificates have an initial Certificate Principal Amount of $8,594,000. The Class N Certificates have an initial Certificate Principal Amount of $8,593,000. The Class O Certificates have an initial Certificate Principal Amount of $15,039,407. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Business Acquired
            Not applicable.

      (b)   Pro Forma Financial Information
            Not applicable.

      (c)   Exhibits.

                       Exhibit No.
                       of Item 601 of
Exhibit No.            Regulation S-K       Description
-----------            --------------       -----------
4.1                    4                    Pooling and Servicing Agreement
                                            dated as of March 1, 1999 among
                                            Morgan Stanley Capital I Inc. as
                                            depositor, AMRESCO Services, L.P.,
                                            as master servicer, Banc One
                                            Mortgage Capital Markets LLC, as
                                            special servicer, LaSalle National
                                            Bank, as trustee, and ABN Amro Bank
                                            N.V., as fiscal agent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 26, 1999

MORGAN STANLEY CAPITAL I INC.

By:   /s/ ANDREW BERMAN
      ---------------------
      Name:  Andrew Berman
      Title: Vice President